                                                       Exhibit 16

                         WASATCH AGGRESSIVE EQUITY FUND


                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATION


FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1997

TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)-1

                  Total return = 29.5%

                           29.5% = (45,600/35,225)-1

FOR THE THREE YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1


                  Cumulative total return = 73.1%

                          73.1% = (45,600/26,345)-1
                                                    1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)  -1

                  Total return = 20.1%
                                               1/3
                        20.1% = (45,600/26,345)   -1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT)-1


                  Cumulative total return = 151.0%

                          151.0% = (45,600/18,165)-1
                                                       1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)    -1

                  Total return = 20.2%
                                                  1/5
                           20.2%% = (45,600/18,165)  -1


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FOR THE TEN YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1


                  Cumulative total return = 287.8%

                          287.8% = (45,600/11,760)-1
                                                       1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)    -1

                  Total return = 14.5%
                                                  1/10
                           14.5% = (45,600/11,760)    -1

FOR THE PERIOD FROM DECEMBER 6, 1986 (COMMENCEMENT OF OPERATIONS)
       TO SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1
                                                        OF $10,000

                  Cumulative total return = 356.0%

                          356.0% = (45,600/10,000)-1
                                                        1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT)   -1
                                             OF $10,000

                  Total return = 15.0%
                                                 1/10.8
                           15.0% = (45,600/10,000)  -1